UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2008

RALCORP HOLDINGS, INC.

(Exact Name of Registrant as specified in Charter)

Missouri (State or other jurisdiction of incorporation)	1-12619 (Commission File Number)	43-1766315 (I.R.S. Employer Identification No.)

800 Market Street, Suite 2900, St. Louis, MO (Address of Principal Executive Offices)	63101 (Zip Code)

Registrant’s telephone number, including area code: (314) 877-7000

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 29, 2008, Ralcorp Holdings, Inc (the “Company”) announced that the U.S. Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act relating to Ralcorp’s pending acquisition of the Post cereals business from Kraft Foods Inc. The Company has also received clearance from the Canadian Competition Bureau. A copy of the press release issued by the Company on January 29, 2008 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

            99.1     Press Release dated January 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ralcorp Holdings, Inc.
(Registrant)

By:	/s/ T.G. Granneman
T.G. Granneman
Duly Authorized Signatory and Chief Accounting Officer

Date: January 29, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 29, 2008